UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 7, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                             GENEVA RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-32593                  98-0441019
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                        2533 N. CARSON STREET, SUITE 125
                         CARSON CITY, NEVADA 89706 89706
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (775) 348-9330
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________


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SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Effective on December 7, 2009, the Board of Directors of Geneva Resources Inc., a Nevada corporation (the "Company"), authorized the settlement of debt with a certain creditor (the "Creditor"), which debt consisted of outstanding advances, loans and accrued interest and other amounts aggregating $1,776,186 (the
"Debt"). The Debt was evidenced by that certain convertible promissory note dated December 4, 2009 in the principal amount of $1,776,186 issued to the Creditor evidencing the Debt (the "Convertible Promissory Note"). In accordance with the terms and provisions of the Promissory Note, in the event the Company was unable to repay the Debt, the Debt could be satisfied by way of conversion of the Debt into shares of the Company's restricted common stock at the rate of $0.03 per share (the "Common Stock"). Subsequently, the Creditor entered into those certain assignments dated December 4, 2009 (collectively, the
"Assignments") with those certain twelve assignees (collectively, the "Assignees"), pursuant to which the Creditor assigned a proportionate right of its title and interest in and to the Debt and the Convertible Note to the Assignees. On December 7, 2009, the Company received those certain notices of conversion dated December 7, 2009 from the respective Assignees (collectively, the "Notices of Conversion"), pursuant to which the Assignees were converting their respective right, title and interest in and to Debt and the Convertible
Note into shares of Common Stock at the rate of $0.03 per share.

Further effective on December 7, 2009, the Board of Directors of the Company authorized the issuance of an aggregate of 59,206,200 shares of its Common Stock proportionately to the Assignees in accordance with the terms and provisions of the Notices of Conversion. The shares of Common Stock were issued to twelve non-United States residents in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"). The shares of Common Stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The Assignees each acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    Not applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENEVA RESOURCES, INC.

Date: December 8, 2009.

                                        /s/ MARCUS JOHNSON
                                        ________________________________________
                                        Name:  Marcus Johnson
                                        Title: President/Chief Executive Officer

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